UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2022

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2022, Leggett & Platt, Incorporated (the “Company”) entered into an indemnification agreement with its newly appointed Board member, Angela Barbee. The indemnification agreement became effective immediately. Substantially similar agreements are already in place with the Company’s other directors and executive officers. The form of the indemnification agreement was approved by the Company’s shareholders on May 7, 1986.

Pursuant to the agreements, the Company has agreed to indemnify and hold harmless the directors and executive officers against all expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement to the fullest extent permitted or authorized by applicable law. For this purpose, “applicable law” generally means Section 351.355 of the General and Business Corporation Law of the State of Missouri, including any amendments since May 7, 1986, but only to the extent such amendment permits the Company to provide broader indemnification rights. In addition, the Company has agreed to further indemnify and hold harmless the director and executive officer who was or is a party or is threatened to be made a party to any proceeding, including any proceeding by or in the right of the Company, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request or on the behalf of the Company as a director, officer, employee or agent of another enterprise, or by reason of anything done or not done by him or her in any such capacities.

However, under these agreements, the Company will not provide indemnification: (i) for amounts indemnified by the Company outside of the agreement or paid pursuant to insurance; (ii) in respect of remuneration paid to the person if determined finally that such remuneration was in violation of law; (iii) on account of any suit for any accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local law; (iv) on account of the person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct; or (v) if a final adjudication shall determine that such indemnification is not lawful.

The indemnification agreements require the Company, with certain exceptions, to purchase and maintain director and officer insurance. Also, at the request of the director or executive officer, the Company is obligated to advance expenses (including attorneys’ fees) in defending any proceeding. However, if it is determined that the person is not entitled to be indemnified, the person must repay the Company all amounts advanced, or the appropriate portion thereof.

The above disclosure is only a brief description of the indemnification agreement and is qualified in its entirety by the Form of Indemnification Agreement which is attached as Exhibit 10.11 to the Company’s Form 10-K filed on March 28, 2002, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director by Board

In keeping with our ongoing Board refreshment plans, the Board, pursuant to Section 2.1 of the Bylaws of the Company, increased the number of directors from eleven to twelve. This created a vacant seat on the Board. On March 10, 2022, the Board appointed Angela Barbee to serve as a director, to be effective immediately. The initial term for Ms. Barbee will expire at the 2022 Annual Meeting of Shareholders. Ms. Barbee will serve on the Human Resources and Compensation Committee of the Board.

Ms. Barbee, age 56, was Senior Vice President – Technology and Global R&D of Weber, Inc., a manufacturer of charcoal, gas, pellet, and electric outdoor grills and accessories, from 2021 until January 2022. She previously served as Vice President – Advanced Development, Global Kitchen & Bath Group of Kohler Company, a global leader in the design, innovation and manufacture of kitchen and bath products, engines and power systems, and luxury cabinetry and tile, from 2020 to 2021, and as Vice President – New Product Development and Engineering, Global Faucets from 2018 to 2020. Ms. Barbee served as Director – Global Creative Design Operations of General Motors, a global company that designs, builds, and sells trucks, crossovers, cars, and automobile parts and accessories, from 2013 to 2017, and in various other capacities since 1994. Ms. Barbee holds a bachelor’s degree in mechanical engineering from Wayne State University, a master’s degree in mechanical engineering from Purdue University, and has completed the Executive Education Program in the Ross Business School at the University of Michigan.

As an independent director, Ms. Barbee will receive our standard director compensation package which can be found in the Summary Sheet of Director Compensation filed February 22, 2022 as Exhibit 10.10 to the Company’s Form 10-K. On March 10, 2022, Ms. Barbee was granted 3,899 shares of restricted stock valued at $150,000. The number of shares awarded is calculated by dividing the dollar value by the average closing share price of the Company’s stock for the 10 trading days following the fourth quarter earnings release, which was $38.475. Beginning in 2023, Ms. Barbee may choose between restricted stock and restricted stock units (“RSUs”). In either case, the awards normally vest on the day preceding the following year’s Annual Meeting of Shareholders. Vesting accelerates in the event of death, disability, or a change in control of the Company. RSUs are settled in shares of common stock and earn dividend equivalents at a 20% discount to the market price of Company common stock on the dividend payment date. Directors may elect to defer settlement of an RSU award for 2 to 10 years after the grant date. Reference is made to the Form of Director Restricted Stock Agreement, filed August 7, 2008, as Exhibit 10.1 to the Company’s Form 10-Q and the Form of Director Restricted Stock Unit Award Agreement, filed February 24, 2012, as Exhibit 10.9.7 to the Company’s Form 10-K, each of which is incorporated herein by reference.

Ms. Barbee will also receive annual cash compensation of $98,000 (which includes $90,000 Board annual retainer and $8,000 Human Resources and Compensation Committee member annual retainer, each paid in quarterly installments). Ms. Barbee will be eligible to defer cash compensation by participating in the Company’s Deferred Compensation Program starting in 2023.

The Board of Directors determined that Ms. Barbee meets the Director Independence Standards adopted by the Board. Ms. Barbee has not been previously employed by the Company. There are no related person transactions between the Company and Ms. Barbee.

The disclosure in Item 1.01 above is incorporated by reference into this item.

Item 7.01	Regulation FD Disclosure.

The Company issued a Press Release, dated March 10, 2022, regarding the appointment of Angela Barbee as a director of the Company, which is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1**	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001, is incorporated by reference. (SEC File No. 001-07845)

10.2**	Summary Sheet of Director Compensation, filed February 22, 2022 as Exhibit 10.10 to the Company’s Form 10-K, is incorporated by reference. (SEC File No. 001-07845)

10.3**	Form of Director Restricted Stock Agreement pursuant to the Company’s Flexible Stock Plan, filed August 7, 2008, as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2008, is incorporated by reference. (SEC File No. 001-07845)

10.4**	Form of Director Restricted Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, filed February 24, 2012, as Exhibit 10.9.7 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.5**	The Company’s Deferred Compensation Program, effective November 6, 2017, filed November 9, 2017 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1***	Press Release Regarding New Board Member, dated March 10, 2022

101.INS	Inline XBRL Instance Document (the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document)

101.SCH *	Inline XBRL Taxonomy Extension Schema

101.LAB *	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE *	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.
***	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 10, 2022	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary

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